                      Semiannual Report February 28, 1999

                                  OPPENHEIMER

                               U.S. Government
                                     Trust


                   [LOGO OF OPPENHEIMER FUNDS APPEARS HERE]
                            THE RIGHT WAY TO INVEST

Contents

 3  President's Letter

 4  An Interview with Your Fund's Manager

11  Financial Statements

31  Officers and Trustees

32  Information and Services


Report highlights
--------------------------------------------------------------------------------

 . The Fund's weak performance was a reaction to a one-time market event, the deleveraging of giant hedge funds, precipitated by economic problems in Asia and a default in Russia.

 . We have been gradually adding instruments that we expect to perform well under current market conditions.


Cumulative Total Returns

For the 6-Month Period
Ended 2/28/99

Class A
Without        With
Sales Chg./1/  Sales Chg./2/
----------------------------
0.34%          -4.43%
----------------------------

Class B
Without        With
Sales Chg./1/  Sales Chg./2/
----------------------------
-0.05%         -4.92%
----------------------------

Class C
Without        With
Sales Chg./1/  Sales Chg./2/
----------------------------
-0.05%         -1.03%
----------------------------

Class Y
Without        With
Sales Chg./1/  Sales Chg./2/
----------------------------
-0.44%         -0.44%
----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.


1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2   Oppenheimer U.S. Government Trust

[PHOTO OF BRIDGET A. MACASKILL APPEARS HERE]
Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust


 Dear shareholder,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

     With respect to the U.S. bond market, stronger-than-expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer-term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax exempt bond prices and yields have remained relatively stable.

     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

     Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
March 19, 1999

3 Oppenheimer U.S. Government Trust

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the six-month period that ended February 28, 1999?

During the period, Oppenheimer U.S. Government Trust's Class A shares provided a cumulative return of 0.34% without a sales charge. The thirty-day standardized yield for the period was 5.55% for Class A shares, which was a slight increase from the yield of 5.05% in last August, when the entire bond market was shaken by an unprecedented industry event -- the deleveraging of giant hedge funds.

What was the impact of this "deleveraging"?

To begin with, the term "hedge fund" refers to generally unregulated investment funds which use a variety of investment strategies, including the use of leverage (borrowed money) to enhance their returns. The hedge funds we are referring to typically invest in "spread product" such as corporate bonds and mortgage-backed securities (MBS), and sell Treasuries to hedge their interest rate risk. When the prices of the spread product began to decline last summer relative to Treasuries because of the global financial crises, these funds were forced to sell their positions, which resulted in even weaker prices for corporate bonds and MBS.


4  Oppenheimer U.S. Government Trust

[PHOTO APPEARS HERE]
Portfolio Management
Team (l to r)
John Kowalik
(Portfolio Manager)
Leslie Falconio
Gina Palmieri

      Although the crisis was precipitated by economic problems in Asia and the default in Russia, the effects were most keenly felt by the U.S. holders of non-Treasury fixed income investments, in particular, MBS. MBS are a staple of the Fund's portfolio, and they are derived from portfolios of home mortgages, generated by government agencies or private lending institutions. They are attractive for their high yields relative to Treasuries, but unlike Treasuries, they carry some risk: credit risk, based on the possibility that the underlying mortgage holders could default, and/or prepayment risk, based on the possibility that interest rates could decline and mortgage holders would refinance.

      However, since we own primarily U.S. government agency mortgage-backed securities, the Fund had relatively little credit risk. During this period of declining interest rates, we minimized our prepayment risk by holding low coupon mortgages, which are less susceptible to refinancing. Our active trading strategy allowed us to add to the Fund's return by taking advantage of market dislocations during this volatile time.


5  Oppenheimer U.S. Government Trust

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the deleveraging of hedge funds affect the Fund's performance?

One of the strategies of the Fund is to seek to earn additional yield by investing up to 20% of its assets (depending on market conditions) in investment grade, non-government securities./1/ Typically these are commercial mortgage-backed securities (CMBS). CMBS are selected portions of pools of commercial mortgages, which have relatively stable maturities and offer attractive yields compared to other investment grade sectors. These securities have historically performed well compared to similar maturity intermediate Treasury notes./2/

      The hedge funds invested in CMBS for the same reason, using extreme leverage to buy enormous positions. But in August 1998, they were forced to sell off their holdings, flooding the market and depressing prices, causing unusually poor performance of those securities relative to Treasury securities.

      Ultimately, we believe the reduced participation of the hedge funds in the CMBS market has been beneficial, improving the outlook for the next twelve months. Now that the selling of CMBS has abated, the yield spreads have stabilized at attractive levels. In concert with the U.S. economic environment, we believe CMBS will continue to be good investments.

1. These securities are subject to the credit risks of the issuers.
2. Unlike Treasury notes, CMBS are not guaranteed as to principal and interest.



6  Oppenheimer U.S. Government Trust

Avg Annual Total Returns
For the Periods Ended 3/31/99/3/

Class A
1 year  5 year  10 year
--------------------------------
-0.97%  6.03%   7.42%
--------------------------------

Class B
                Since
1 year  5 year  Inception
--------------------------------
-1.73%  N/A     5.54%
--------------------------------

Class C
                Since
1 year  5 year  Inception
--------------------------------
2.20%   6.27%   5.44%
--------------------------------

Class Y
                Since
1 year  5 year  Inception
-------------------------------
N/A     N/A     2.59%
--------------------------------

Standardized Yields
For the 30 Days Ended 2/28/99/4/
--------------------------------
Class A          5.55%
--------------------------------
Class B          5.05
--------------------------------
Class C          5.06
--------------------------------
Class Y          6.03
--------------------------------


What changes have you made to the Fund's investments?

Since October 1998, we have been gradually adding instruments that we expect to perform well under current market conditions. For instance, with continuing low interest rates, we foresee some prepayment risk in the mortgage sector. To manage this risk we have added Principal Only Mortgage Strips (POs), which have a high yield because they tend to prepay very quickly, due to homeowners refinancing mortgages. In addition, we bought Interest Only Strips (IOs) on low coupon mortgage securities because we want the interest income from these lower prepayment risk securities. Adding these over the long term is intended to allow us to boost yield and improve income flow for our shareholders.

      The hedge fund crisis was a temporary setback and the Fund's objective remains the same: to seek high current income consistent with the preservation of capital.

3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/85.Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 7/21/95 when Class B shares were first publicly offered.) Class C returns include the contingent deferred sales charge of 1%. Class C shares were first publicly offered on 12/1/93. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

4. Standardized yield is based on net investment income for the 30-day period ended February 28, 1999. Falling share prices will tend to artificially raise yields.


7  Oppenheimer U.S. Government Trust

An interview with your Fund's manager
--------------------------------------------------------------------------------

What are the current influences that might affect the government securities market?

The main concern is the global economy -- and the U.S. economy in that context. With few, if any, signs that the rest of the world's economies are improving, the U.S. economy is essentially supporting the world's economy. U.S. consumers are feeling confident and are willing to spend because of a strong stock market, low inflation, and a robust job market. On the home front, the manufacturing side of our economy is not particularly strong. Production is high and commodity prices are low, but the pressure to keep prices down means margins are very thin. With these fundamentals, many economists are predicting a weakening of our economy several months down the line that could result in lower interest rates. The major fear for higher rates comes from the possibility that the Federal Reserve Bank has already lowered interest rates too much. The economic stimulation that resulted could cause an acceleration of inflation, which would cause the Fed to reverse course and raise rates.

What is your outlook for bond markets and the Fund?

Looking forward, we think all of the major surprises for lower interest rates have been factored in -- even a possible devaluation on the part of China, which is showing signs of strain in its headlong rush to capitalism. In terms of the U.S. economy, we seem to be at a cusp. Whether interest rates remain stable or turn in either direction, there is no shortage of opportunity in the bond market.

8  Oppenheimer U.S. Government Trust

Credit Allocation/5/

[PIE CHART APPEARS HERE]

[_]  U.S. Gov't     38.4%
     U.S. Agency    47.8
     AAA             4.4
     AA              0.1
     A               3.2
     BBB             6.1


With the exceptionally high yields offered by various government securities and the Fund's ability to invest in securities in other areas of the fixed income markets, we seek to offer good returns from a well-diversified portfolio. That's active management -- and that's what makes Oppenheimer U.S. Government Trust part of The Right Way To Invest.



 Top Five Issuers/6/
---------------------------------------------------------------
 U.S. Treasury Notes                                 31.2%
---------------------------------------------------------------
 Federal National Mortgage Assoc.                    26.0
---------------------------------------------------------------
 Government National Mortgage Assoc.                 13.2
---------------------------------------------------------------
 U.S. Treasury Bonds                                  9.9
---------------------------------------------------------------
 Federal Home Loan Mortgage Assoc.                    9.4
---------------------------------------------------------------

5. Portfolio is subject to change. Percentages are as of February 28, 1999, and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 1.65% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.

6. Portfolio is subject to change. Percentages are as of February 28, 1999, and are based on net assets.

9  Oppenheimer U.S. Government Trust

Financials
--------------------------------------------------------------------------------






10  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                           Face            Market Value
                                                                           Amount          See Note 1
-------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--60.5%
-------------------------------------------------------------------------------------------------------
Government Agency--48.6%
-------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--35.4%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
9.50%, 12/1/02-11/1/03                                                     $   230,483     $   240,779
14%, 1/1/11                                                                    308,521         362,207
Series 151, Cl. F, 9%, 5/15/21                                               1,953,162       2,050,195
Series 2111, Cl. PE, 6.50%, 1/15/29                                          5,000,000       4,884,375
Series 2113, Cl. MW, 6.50%, 1/15/29                                          7,000,000       6,831,563
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass
Mtg. Participation Certificates:
11.50%, 6/1/20                                                                 612,412         705,614
13%, 8/1/15                                                                  1,176,233       1,416,259
Series 1702-A, Cl. PD, 6.50%, 4/15/22                                        6,259,000       6,300,059
Series 1797, Cl. D, 6.166%, 7/15/08                                          5,000,000       4,928,100
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 164, Cl. A, 5.525%, 3/1/24(1)                                        10,637,871       3,214,632
Series 176, Cl. IO, (6.59%)-5.49%, 6/1/26(1)                                 8,934,977       2,203,030
Series 183, Cl. IO, 7.318%-26.724%, 4/1/27(1)                               18,045,577       4,342,217
Series 192, Cl. IO, 15.938%-19.826%, 2/1/28(1)                              17,699,025       4,858,936
Series 197, Cl. IO, 10.207%-12.993%, 4/1/28(1)                              18,848,945       5,690,025
Series 199, Cl. IO, 10.144%-20.547%, 8/1/28(1)                              66,141,196      19,284,293
Series 1627, Cl. PN, 11.732%, 9/15/22(1)                                     6,750,000       1,804,570
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 192, Cl. PO, 5.92%, 2/1/28(2)                   6,807,318       5,028,906
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.--Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 32, Cl. TG, 7%, 1/25/21                                               2,000,000       2,031,240
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/14-11/1/28                                                       90,359,856      90,426,598
7%, 8/1/25-9/1/25                                                           19,226,070      19,469,280
7.50%, 8/1/25                                                                2,324,767       2,387,327
11%, 7/1/16                                                                    854,809         972,079
11.50%, 11/1/15                                                                617,331         690,831
12%, 2/15/16-4/15/19                                                         3,862,333       4,422,793
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
8%, 12/1/22                                                                  1,533,804       1,598,868
13%, 11/1/12                                                                    26,670          30,497
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                         4,845,223       5,160,163
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                       4,498,509       4,505,527
Trust 1992-34, Cl. G, 8%, 3/25/22                                            2,520,000       2,599,531
Trust 1993-183, Cl. G, 6%, 1/25/19                                           3,500,000       3,496,710
Trust 1993-202, Cl. PH, 6.50%, 2/25/22                                       1,601,615       1,619,633

                     11  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investments (Unaudited)(Continued)
--------------------------------------------------------------------------------

                                                                          Face            Market Value
                                                                          Amount          See Note 1
------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn., Collateralized Mtg
Obligations, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates  (continued):
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                     $  4,000,000    $  4,018,720
Trust 1994-51, Cl. PF, 6.50%, 1/25/23                                       10,000,000      10,071,800
Trust 1997-25, Cl. B, 7%, 12/18/22                                           2,910,000       2,927,256
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                        7,500,000       7,469,475
Trust 1998-58, Cl. AH, 6.351%, 11/25/25                                      6,780,781       6,744,707
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 176, Cl. 2, 19.775%-28.567%, 2/1/28(1)                                28,036,142       7,070,364
Trust 276, Cl. 2, 4.717%, 10/1/24(1)                                         3,638,472         956,805
Trust 294, Cl. 2, 12.594%-27.051%, 2/1/28(1)                                32,080,407       8,090,278
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 277, Cl. 1, 12.362%-12.834%, 4/1/27(2)                                 1,875,431       1,535,804
Trust 291, Cl. 1, 5.86%, 11/1/27(2)                                          8,671,232       7,180,864
Trust 294, Cl. 1, 4.384%-5.761%, 2/1/28(2)                                  22,028,396      17,257,874
                                                                                          ------------
                                                                                           286,880,784
------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--13.2%
Government National Mortgage Assn.:
6.50%, 11/15/23-12/15/23                                                     1,485,619       1,480,391
6.875%, 4/20/17(3)                                                             243,370         248,771
7%, 1/15/28-8/15/28                                                         14,614,258      14,832,312
7%, 3/1/28(4)                                                               20,000,000      20,281,200
7.25%, 12/15/05                                                                 22,668          23,147
7.50%, 10/15/06-9/15/28                                                     43,984,823      45,294,099
8%, 4/15/02-8/15/28                                                         11,219,193      11,697,164
8.25%, 4/15/08                                                                  84,099          88,391
8.50%, 6/15/01-1/15/06                                                          43,337          44,356
9%, 9/15/08-5/15/09                                                            217,137         232,245
9.50%, 4/15/01-1/15/20                                                         721,400         775,716
10%, 6/15/16-8/15/19                                                         1,277,293       1,387,912
10.50%, 9/15/00-5/15/21                                                      3,536,125       3,883,152
11%, 10/20/19-7/20/20                                                        2,865,866       3,236,681
11.50%, 2/15/13-4/15/13                                                         91,501         102,983
12%, 12/15/12-3/15/14                                                            9,574          10,816
12.50%, 1/15/14-6/15/19                                                        662,239         754,301
13%, 4/15/11-12/15/14                                                          114,306         130,844
13.50%, 4/15/11-8/15/14                                                        117,447         137,186
14%, 6/15/11                                                                    19,667          22,912
15%, 7/15/11-9/15/12                                                           124,792         148,151
------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd.Real Estate Mtg
Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust,
Series 1995-2B, Cl. 2-IO, 11.441%, 6/15/25(1)(5)                           100,736,041       2,518,401
                                                                                          ------------
                                                                                           107,331,131

                     12  Oppenheimer U.S. Government Trust

                                                                          Face            Market Value
                                                                          Amount          See Note 1
------------------------------------------------------------------------------------------------------
Private--11.9%
------------------------------------------------------------------------------------------------------
Commercial--8.4%
Asset Securitization Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.326%, 10/13/26(3)                                $ 3,700,000     $ 3,651,438
Series 1996-MD6, Cl. A5, 7.333%, 11/13/26(3)                                 5,000,000       5,032,031
------------------------------------------------------------------------------------------------------
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 1997-C1, Cl. C, 7.45%, 10/25/00(5)                                    1,735,000       1,733,373
------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate
Credit-Backed Pass-Through Certificates, Series 1997-CTL1,
9.418%-9.453%, 6/22/24(1)(5)                                                65,093,158       2,707,875
------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.,Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 12.991%, 12/25/20(1)(5)      24,833,200         512,185
------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.624%, 4/11/30(1)(5)         25,060,276       1,738,557
------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(5)                     3,000,000       3,086,250
------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security:
Series 1997-C1, 8.901%, 4/18/27(1)                                          33,386,853       2,146,670
Series 1998-C2, Cl. IO, 9.509%, 5/18/28(1)                                  29,751,842       1,184,263
------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.717%, 7/15/27(1)             23,275,890       2,000,272
------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F, 7.309%, 7/13/30(3)                     3,000,000       2,896,875
------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. D, 7.42%, 4/25/28                          5,061,000       4,902,448
------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. D1, 7.436%, 2/15/28(3)(5)                  3,000,000       2,920,313
------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1, Cl. D, 7.68%, 12/21/26(5)                            2,500,000       2,468,750
------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1992-C5, Cl. C, 8.85%, 5/25/22(5)                                     4,522,875       4,487,540
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                        1,183,001       1,173,574
Series 1994-C1, Cl. C, 8%, 6/25/26                                           7,075,000       7,087,713
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                        7,677,000       7,567,243
------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg
Pass-Through Certificates:
Series 1996-C3, Cl. C, 7.375%, 6/25/30(3)(5)                                 5,000,000       5,028,125
Series 1997-LLI, Cl. E, 7.30%, 4/12/12                                       2,500,000       2,240,625
------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1996-CFL, Cl. D, 7.034%, 2/25/28                        3,700,000       3,684,969
                                                                                          ------------
                                                                                            68,251,089

                     13  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Investment (Unaudited)(Continued)
--------------------------------------------------------------------------------

                                                                          Face            Market Value
                                                                          Amount          See Note 1
------------------------------------------------------------------------------------------------------
Multifamily--0.4%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                   $  2,962,769     $ 2,835,000
------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1991-M5, Cl. A, 9%, 3/25/17(5)                                          505,077         500,974
                                                                                           -----------
                                                                                             3,335,974
------------------------------------------------------------------------------------------------------
Residential--3.1%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(5)                        5,000,000       4,575,000
------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. C, 8.108%, 7/25/06(3)(5)                 5,000,000       4,700,000
------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(5)                     5,014,988       5,085,511
------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS11,7%, 10/25/12                                  5,380,327       5,444,219
------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Asset-Backed Pass-Through
Certificates, Series 1996-A4, Cl. A12, 7.50%, 9/25/26                        3,000,000       3,054,375
------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                          763,361         777,911
------------------------------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(5)           1,700,000       1,689,375
                                                                                           -----------
                                                                                            25,326,391
                                                                                           -----------
Total Mortgage-Backed Obligations (Cost $483,488,237)                                      491,125,369
------------------------------------------------------------------------------------------------------
U.S. Government Obligations--41.1%
------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.75%, 8/15/26                                                               5,750,000       6,502,893
8.125%, 8/15/21(6)                                                           7,815,000      10,015,415
9.875%, 11/15/15                                                            28,750,000      41,211,342
10.75%, 5/15/03                                                              9,900,000      11,886,187
STRIPS, 5.611%, 2/15/19(7)                                                  19,500,000       5,979,928
STRIPS, 5.832%, 11/15/21(7)                                                 10,750,000       2,820,553
STRIPS, 5.833%, 8/15/22(7)                                                   9,500,000       2,400,603

                     14  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Face             Market Value
                                                  Amount           See Note 1
-------------------------------------------------------------------------------
U.S. Government Obligations  (continued)
U.S. Treasury Nts.:
4.25%, 11/15/03                                   $  5,000,000     $ 4,796,875
4.50%, 9/30/00                                       6,200,000       6,141,875
5.625%, 5/15/08                                     66,500,000      67,809,252
5.75%, 4/30/03                                      10,000,000      10,165,630
6.125%, 8/15/07                                     12,650,000      13,242,969
6.25%, 8/31/02                                      40,500,000      41,752,989
6.375%, 9/30/01                                      4,750,000       4,883,594
6.50%, 5/31/01-10/15/06                             35,320,000      36,748,493
6.625%, 5/15/07                                      9,300,000      10,032,375
7.50%, 2/15/05                                      41,000,000      45,394,708
7.875%, 11/15/04                                     5,300,000       5,944,284
STRIPS, 6.506%, 8/15/16(7)                          17,250,000       6,113,228
                                                                   -----------
Total U.S. Government Obligations
  (Cost $340,374,509)                                              333,843,193

------------------------------------------------------------------------------
Total Investments, at Value (Cost $823,862,746)          101.6%    824,968,562
------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                     (1.6)    (12,773,611)
                                                                   -----------
Net Assets                                               100.0%   $812,194,951
                                                     =========    ============

1. Interest Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline.The principal amount of the underlying pool represents the notional amount on which current interest is calculated.The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

2. Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

3. Represents the current interest rate for a variable rate security.

4. When-issued security to be delivered and settled after February 28, 1999.

5. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

6. Securities with an aggregate market value of $3,607,600 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                     15  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (February 28, 1999 Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Assets
Investments, at value (cost $823,862,746)--see accompanying
statement                                                          $824,968,562
-------------------------------------------------------------------------------
Cash                                                                  5,910,676
-------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     56,710,585
Interest and principal paydowns                                       8,310,000
Shares of beneficial interest sold                                    2,373,301
Daily variation on futures contracts--Note 5                            611,016
Other                                                                    29,761
                                                                   ------------
Total assets                                                        898,913,901

-------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased (including $20,398,056 purchased on a
when-issued basis)--Note 1                                           83,066,536
Shares of beneficial interest redeemed                                2,283,672
Dividends                                                               642,499
Distribution and service plan fees                                      313,970
Trustees' compensation--Note 1                                          203,426
Shareholder reports                                                      65,969
Custodian fees                                                           38,368
Transfer and shareholder servicing agent fees                            16,939
Other                                                                    87,571
                                                                    -----------
Total liabilities                                                    86,718,950

-------------------------------------------------------------------------------
Net Assets                                                         $812,194,951
                                                                   ============

-------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                    $830,932,161
-------------------------------------------------------------------------------
Undistributed net investment income                                     681,624
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (17,956,133)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments                           (1,462,701)
                                                                   ------------
Net assets                                                         $812,194,951
                                                                   ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $593,635,543 and 62,511,932 shares of beneficial
interest outstanding)                                                     $9.50
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                        $9.97

-------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,009,657 and 16,973,765 shares of beneficial
interest outstanding)                                                     $9.49

-------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,548,715 and 6,069,391 shares of beneficial interest
outstanding)                                                              $9.48

-------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share
(based on net assets of $1,036 and 109 shares of beneficial
interest outstanding)                                                     $9.50

See accompanying Notes to Financial Statements.






                     17  Oppenheimer U.S. Government Trust

-------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended February 28, 1999
(Unaudited)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Investment Income
Interest                                                           $ 26,608,751

-------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                               2,300,661
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 707,942
Class B                                                                 751,846
Class C                                                                 252,576
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   542,418
-------------------------------------------------------------------------------
Shareholder reports                                                     120,542
-------------------------------------------------------------------------------
Custodian fees and expenses                                              84,714
-------------------------------------------------------------------------------
Registration and filing fees                                             45,859
-------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           35,568
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              20,395
-------------------------------------------------------------------------------
Other                                                                    30,470
                                                                    -----------
Total expenses                                                        4,892,991
Less expenses paid indirectly--Note 4                                   (31,626)
                                                                    -----------
Net expenses                                                          4,861,365

-------------------------------------------------------------------------------
Net Investment Income                                                21,747,386

-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           1,643,046
Closing of futures contracts                                         (4,859,805)
                                                                    -----------
Net realized loss                                                    (3,216,759)

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
investments                                                         (17,584,663)

Net realized and unrealized loss                                    (20,801,422)

-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  $ 945,964
                                                                    ===========

See accompanying Notes to Financial Statements.




                     18  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Six Months Ended
                                                                        February 28, 1999   Year Ended
                                                                        (Unaudited)       August 31, 1998
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  21,747,386      $  37,336,714
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (3,216,759)           716,927
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (17,584,663)        14,680,337
                                                                         -------------      -------------
Net increase in net assets resulting from operations                           945,964         52,733,978

---------------------------------------------------------------------------------------------------------
Dividends to Shareholders
Dividends from net investment income:
Class A                                                                    (16,780,735)       (31,821,383)
Class B                                                                     (3,715,341)        (4,060,085)
Class C                                                                     (1,251,388)        (1,455,228)
Class Y                                                                            (30)               (18)

---------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                     35,040,316         92,039,786
Class B                                                                     46,292,893         64,808,552
Class C                                                                     18,541,330         18,140,754
Class Y                                                                             50              1,002

---------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                              79,073,059        190,387,358
---------------------------------------------------------------------------------------------------------
Beginning of period                                                        733,121,892        542,734,534
                                                                         -------------      -------------
End of period (including undistributed net investment
income of $681,624 and $681,732, respectively)                            $812,194,951       $733,121,892
                                                                         =============      =============

See accompanying Notes to Financial Statements.


                     19  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                   Class A
                                                   ------------------------------------------------------------
                                                   Six Months
                                                   Ended
                                                   February 28,
                                                   1999               Year Ended August 31,
                                                   (Unaudited)        1998          1997          1996(3)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                 $   9.74         $   9.48      $   9.23      $   9.30
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .27              .65           .71           .10
Net realized and unrealized gain (loss)                  (.24)             .26           .23          (.07)
Total income (loss) from investment
operations                                                .03              .91           .94           .03

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.27)            (.65)         (.69)         (.10)
Dividends in excess of net investment
income                                                     --               --            --            --
Tax return of capital distribution                         --               --            --            --
                                                     --------         --------      --------      --------
Total dividends and distributions
to shareholders                                          (.27)            (.65)         (.69)         (.10)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.50         $   9.74      $   9.48      $   9.23
                                                     ========         ========      ========      ========
---------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)                      0.34%            9.26%        10.45%         0.42%

---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $593,636         $573,792      $468,809      $503,693
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $592,513         $516,173      $478,410      $508,123
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    5.68%(6)         6.17%         7.58%         6.64%(6)
Expenses(7)                                              1.03%(6)         1.03%         1.06%         1.09%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                 86%              80%           43%            6%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
4. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
5. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.


                     20 Oppenheimer U.S. Government Trust

                                                                             Class B
---------------------------------------------------------------------        -------------------------------------------------------
                                                                             Six Months
                                                                             Ended                                        Period
                                                                             February 28,                                 Ended
                                             Year Ended June 30,             1999         Year Ended August 31,           June 30,
                                             1996      1995      1994        (Unaudited)  1998      1997      1996(3)     1996(4)
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period           $9.51     $9.20     $9.95      $9.73        $9.47     $9.22     $9.29       $9.40
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .67       .68       .67        .24          .56       .64       .09         .56
Net realized and unrealized gain (loss)         (.21)      .31      (.74)      (.24)         .27       .23      (.07)       (.11)
                                               -----     -----     -----      -----        -----     -----     -----       -----
Total income (loss) from investment
operations                                       .46       .99      (.07)        --          .83       .87       .02         .45
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.66)     (.68)     (.64)      (.24)        (.57)     (.62)     (.09)       (.55)
Dividends in excess of net investment
income                                            --        --      (.01)        --           --        --        --          --
Tax return of capital distribution              (.01)       --      (.03)        --           --        --        --        (.01)
                                               -----     -----     -----      -----        -----     -----     -----       -----
Total dividends and distributions
to shareholders                                 (.67)     (.68)     (.68)      (.24)        (.57)     (.62)     (.09)       (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.30     $9.51     $9.20      $9.49        $9.73     $9.47     $9.22       $9.29
                                               =====     =====     =====      =====        =====     =====     =====       =====
------------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(5)             4.91%    11.22%    (1.17)%    (0.05)%       8.45%     9.63%     0.28%       4.80%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $504,966  $312,607  $310,027   $161,010     $118,873   $52,301   $36,504     $30,737
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $452,236  $307,306  $355,698   $151,870     $ 76,030   $41,420   $35,078     $19,227
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           7.07%     7.32%     6.61%      4.91%(6)     5.33%     6.77%     5.82%(6)    6.44%(6)
Expenses(7)                                     1.08%     1.09%     1.14%      1.78%(6)     1.78%     1.81%     1.88%(6)    1.93%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                       400%      304%      140%        86%          80%       43%        6%        400%

7. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended February 28, 1999, were $700,059,321 and $796,677,358, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.


                     21  Oppenheimer U.S. Government Trust


                                                         Class C
                                                         -------------------------------------------
                                                         Six Months
                                                         Ended
                                                         February 28,
                                                         1999                Year Ended August 31,
                                                         (Unaudited)         1998             1997
====================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $9.72               $9.47            $9.22
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .24                 .56              .64
Net realized and unrealized gain (loss)                   (.24)                .26              .23
                                                        ------              ------           ------
Total income (loss) from investment
operations                                                  --                 .82              .87

----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.24)               (.57)            (.62)
Dividends in excess of net investment
income                                                      --                  --               --
Tax return of capital distribution                          --                  --               --
                                                        ------              ------           ------
Total dividends and distributions
to shareholders                                           (.24)               (.57)            (.62)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.48               $9.72            $9.47
                                                         =====               =====            =====

====================================================================================================
Total Return, at Net Asset Value(5)                      (0.05)%              8.34%            9.65%

====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $57,549             $40,456          $21,625
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $51,031             $27,135          $19,505
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     4.92%(6)            5.36%            6.81%
Expenses(7)                                               1.79%(6)            1.78%            1.80%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                  86%                 80%              43%


1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
4. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
5. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.

                    22  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------


                                                                                                       Class Y
------------------------------------------------------------------------------------------------       -----------------------------

                                                                                                       Six Months
                                                                                                       Ended          Period
                                                                                                       February 28,   Ended
                                                                 Year Ended June 30,                   1999           August 31,
                                                  1996(3)        1996        1995        1994(2)       (Unaudited)    1998(1)
====================================================================================================================================

Per Share Operating Data
Net asset value, beginning of period                $9.29          $9.50       $9.19       $9.83       $9.74         $10.00
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                                 .09            .60         .61         .33         .20            .18
Net realized and unrealized gain (loss)              (.07)          (.21)        .30        (.64)       (.24)          (.26)
                                                    -----          -----       -----       -----       -----          -----
Total income (loss) from investment
operations                                            .02            .39         .91        (.31)       (.04)          (.08)
------------------------------------------------------------------------------------------------------------------------------------


Dividends and distributions to shareholders:
Dividends from net investment income                 (.09)          (.59)       (.60)       (.33)       (.20)          (.18)
Dividends in excess of net investment
income                                                 --             --          --          --          --             --
Tax return of capital distribution                     --           (.01)         --          --          --             --
                                                    -----          -----       -----       -----       -----          -----
Total dividends and distributions
to shareholders                                      (.09)          (.60)       (.60)       (.33)       (.20)          (.18)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $9.22          $9.29       $9.50       $9.19       $9.50          $9.74
                                                    =====          =====       =====       =====       =====          =====

====================================================================================================================================

Total Return, at Net Asset Value(5)                  0.28%          4.11%      10.31%      (3.12)%     (0.44)%         2.83%

====================================================================================================================================

Ratios/Supplemental Data
Net assets, end of period (in thousands)          $18,547        $18,531     $11,019      $4,261          $1             $1
------------------------------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                 $18,620        $15,766     $ 6,503      $2,173          $1             $1
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                                5.90%(6)       6.27%       6.44%       5.97%(6)    5.74%(6)       1.77%(6)
Expenses(7)                                          1.84%(6)       1.85%       1.89%       1.96%(6)    0.79%(6)       0.73%(6)
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(8)                              6%           400%        304%        140%         86%            80%


7. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended February 28, 1999, were $700,059,321 and $796,677,358, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.

                     23  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund invests primarily in debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge, except for purchases greater than $1 million. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                     24  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 1999, the Fund had entered into outstanding when-issued or forward commitments of $20,398,056.

               In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $14,438,000, which expires in 2003 and 2004.

                     25  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)(Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Significant Accounting Policies  (continued)

Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1999, a provision of $8,086 was made for the Fund's projected benefit obligations, and payments of $10,307 were made to retired trustees, resulting in an accumulated liability of $194,647 as of February 28, 1999.

               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     26  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                         Six Months Ended February 28, 1999    Year Ended August 31, 1998(1)
                         -----------------------------------   --------------------------------
                         Shares        Amount                  Shares        Amount
-----------------------------------------------------------------------------------------------
Class A:
Sold                      19,408,722   $ 188,355,111            24,251,363   $ 234,611,395
Dividends reinvested       1,440,550      13,948,424             2,664,932      25,680,401
Redeemed                 (17,269,412)   (167,263,219)          (17,421,053)   (168,252,010)
                         -----------  --------------           -----------   -------------
Net increase               3,579,860   $  35,040,316             9,495,242   $  92,039,786
                         ===========  ==============           ===========   =============
-----------------------------------------------------------------------------------------------
Class B:
Sold                       9,651,152   $  93,660,230             9,187,155   $  88,792,370
Dividends reinvested         291,162       2,814,782               295,745       2,849,272
Redeemed                  (5,191,304)    (50,182,119)           (2,780,800)    (26,833,090)
                         -----------  --------------           -----------   -------------
Net increase               4,751,010   $  46,292,893             6,702,100   $  64,808,552
                         ===========  ==============           ===========   =============
-----------------------------------------------------------------------------------------------

Class C:
Sold                       3,603,526   $  34,906,215             3,113,106   $  30,059,124
Dividends reinvested         104,358       1,008,379               113,578       1,093,135
Redeemed                  (1,799,940)    (17,373,264)           (1,348,850)    (13,011,505)
                         -----------  --------------           -----------   -------------
Net increase               1,907,944   $  18,541,330             1,877,834   $  18,140,754
                         ===========  ==============           ===========   =============
-----------------------------------------------------------------------------------------------
Class Y:
Sold                               5   $          50                   104   $       1,002
Dividends reinvested              --              --                    --             --
Redeemed                          --              --                    --             --
                         -----------  --------------           -----------   -------------
Net increase                       5   $          50                   104   $       1,002
                         ===========  ==============           ===========   =============

1. For the year ended August 31, 1998, for Class A, B and C shares and for the period from May 18, 1998 (inception of offering) to August 31, 1998, for Class Y shares.

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments
As of February 28, 1999, net unrealized appreciation on investments of $1,105,816 was composed of gross appreciation of $14,207,737, and gross depreciation of $13,101,921.

                     27  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended February 28, 1999, was 0.58% of average annual net assets for each class of shares.

               For the six months ended February 28, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $757,232, of which $189,821 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $65,102, $2,003,012 and $150,903, respectively. Amounts paid to an affliated broker/dealer for Class B and Class C shares were $69,524 and $1,286, respectively. During the six months ended February 28, 1999, OFDI received contingent deferred sales charges of $238,846 and $19,344, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1999, OFDI paid $51,375 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     28  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1999, OFDI paid $2,579 and $2,968, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $646,752 and $196,389, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1999, OFDI had incurred excess distribution and servicing costs of $5,522,928 for Class B and $554,338 for Class C.

--------------------------------------------------------------------------------
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


                     29  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)(Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5. Futures Contracts  (continued)
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of February 28, 1999, the Fund had outstanding futures contracts as follows:

                                  Expiration     Number of     Valuation as of       Unrealized
Contract Description              Date           Contracts     February 28, 1999     Depreciation
-------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 10 yr.       3/99           592           $67,913,500           $1,038,219
U.S. Treasury Bonds, 30 yr.       3/99           580            70,451,875            1,051,125
U.S. Treasury Nts., 5 yr.         3/99           369            40,797,563              479,173
                                                                                     ----------
                                                                                     $2,568,517
                                                                                     ==========

-------------------------------------------------------------------------------------------------

6. Illiquid and Restricted Securities
As of February 28, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 1999, was $43,752,229, which represents 5.39% of the Fund's net assets.

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended February 28, 1999.

                     30  Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
Oppenheimer U.S. Government Trust
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         John S. Kowalik, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of Portfolio   Citibank, N.A.
Securities

--------------------------------------------------------------------------------
Independent Auditors     KPMG LLP

--------------------------------------------------------------------------------
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                     31  Oppenheimer U.S. Government Trust

                                    Information and services
                                    -------------------------------------------------------------------------------
Internet
24-hr access to account                  As an Oppenheimer fund shareholder, you have some
information. Online                 special privileges. Whether it's automatic investment plans,
transactions now available          informative newsletters and hotlines, or ready account
                                    access, you can benefit from services designed to make
 www.oppenheimerfunds.com           investing simple.

General Information                      And when you need help, our Customer Service
Mon-Fri 8:30am-9pm ET               Representatives are only a toll-free phone call away.
Sat 10am-4pm ET                     They can provide information about your account and
                                    handle administrative requests. You can reach them at our
 1-800-525-7048                     General Information number.

Account Transactions                     When you want to make a transaction, you can do it
Mon-Fri 8:30am-9pm ET               easily by calling our toll-free Telephone Transactions
Sat 10am-4pm ET                     number or by visiting our website. And, by enrolling in
                                    AccountLink, a convenient service that "links" your
 1-800-852-8457                     Oppenheimer funds accounts and your bank checking or
                                    savings account, you can use the Telephone Transactions
PhoneLink                           number or website to make investments.
24-hr automated information
and automated transactions               For added convenience, you can get automated
                                    information with OppenheimerFunds PhoneLink service,
 1-800-533-3310                     available 24 hours a day, 7 days a week. PhoneLink gives
                                    you access to a variety of fund, account, and market
Telecommunication Device            information. Of course, you can always speak with a
for the Deaf (TDD)                  Customer Service Representative during the General
Mon-Fri 8:30am-6pm ET               Information hours shown at the left.

 1-800-843-4461                          You can count on us whenever you need assistance.
                                    That's why the International Customer Service Association,
OppenheimerFunds                    an independent, nonprofit organization made up of over
Information Hotline                 3,200 customer service management professionals from
24 hours a day, timely              around the country, honored the Oppenheimer funds'
and insightful messages             transfer agent, OppenheimerFunds Services, with their
on the economy and issues that      Award of Excellence in 1993.
affect your investments
                                         So call us today, or visit us at our website at
 1-800-835-3104                     www.oppenheimerfunds.com--we're here to help.

RS 0220.001.0299                    April 29, 1999

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